     As filed with the Securities and Exchange Commission on March 28, 2003
                       Securities Act File No. 333 34620

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [ ]


                     Pre-Effective Amendment No. 4      [X]
                    Post-Effective Amendment No. __     [ ]


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [X]


                    Amendment No. 3                     [X]


                               SECTOR FUNDS TRUST
               (Exact Name of Registrant as Specified in Charter)

     370 17th Street, Suite 3100
        Denver, Colorado 80202                             (800) 320-2577
Address of Principal Executive Offices             Registrant's Telephone Number

                     Name and Address of Agent for Service:

                                        Copies to:

         Michael J. Voskian             Steven R. Howard, Esq.
         625 North Maple Ave.           Paul, Weiss, Rifkind, Wharton & Garrison
         Ho-Ho-Kus, NJ 07423            1285 Avenue of the Americas
                                        New York, NY 10019-6064

It is proposed that this filing will become effective (check appropriate box):

         [ ]      immediately upon filing pursuant to paragraph (b).
         [ ]      on (date) pursuant to paragraph (b).
         [ ]      60 days after filing pursuant to paragraph (a) (1).
         [ ]      on (date) pursuant to paragraph (a) (1).
         [ ]      75 days after filing pursuant to paragraph (a) (2).
         [ ]      on (date) pursuant to paragraph (a) (2) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment. Title of Securities Being
         Registered: Shares of Beneficial Interest, par value $0.001.

                             ----------------------

         The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                               SECTOR FUNDS TRUST

                                  SEMI 50 FUND

                                   PROSPECTUS

                              _____________, 2003

Semi 50 Fund

         This prospectus describes the Semi 50 Fund. The Fund is a separate investment fund of Sector Funds Trust (the "Trust"), a Delaware business trust and registered management investment company. The Semi 50 Fund (the "Fund") seeks investment results that correspond to the price and yield performance, before fees and expenses, of the Citigroup Semiconductor 50 Index (the "Index").

         The Fund is listed for trading on the American Stock Exchange LLC. Market prices for shares of the Fund (the "Shares") may be different from their net asset value. There is no assurance that an active trading market will be maintained for the Shares or that market prices of the Shares will be close to their net asset values in the future. The Fund issues and redeems Shares on a continuous basis-- at net asset value -- only in large specified numbers of Shares (generally 50,000 shares or multiples thereof) called "Creation Units." These transactions are usually in exchange for a basket of portfolio securities and an amount of cash. Except when aggregated in Creation Units, Shares are not redeemable securities. As a practical matter, only institutions and large investors purchase or redeem Creation Units.

SHARES OF THE TRUST ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY A BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY AND MAY INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THE NET ASSET VALUE OF THE FUNDS WILL FLUCTUATE FROM TIME TO TIME.

         This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund and should be read and retained for information about the Fund.

         A Statement of Additional Information (the "SAI"), dated ________, 2003, containing additional and more detailed information about the Fund, has been filed with the Securities and Exchange Commission ("SEC") and is hereby incorporated by reference into this Prospectus. It is available without charge and can be obtained by writing or calling the Fund at the address and telephone number printed above.

         These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the SEC determined whether the information in this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                               TABLE OF CONTENTS

                                                                                                      Page
                                                                                                      ----
Introduction.............................................................................................1
Investment Objective.....................................................................................1
Principal Investment Strategies..........................................................................1
Principal Risk Factors...................................................................................3
Prior Performance........................................................................................5
Fees and Expenses........................................................................................5
Investment Objective.....................................................................................6
Information on the Index.................................................................................7
Investment Policies and Strategies.......................................................................8
Additional Information About Principal Risk Factors......................................................9
Management..............................................................................................10
Shareholder Information.................................................................................12
Distribution Arrangements...............................................................................14
Shareholder Inquires....................................................................................15
General Information......................................................................................2
Investment Strategies and Risks..........................................................................2
Investment Limitations...................................................................................7
Management of the Fund...................................................................................8
Control Persons and Principal Holders of Securities.....................................................12
Investment Advisory, Management, Administrative and Distribution Services...............................12
Brokerage Allocation....................................................................................16
Additional Information Concerning Shares................................................................17
Purchase and Redemption of Shares.......................................................................19
Taxes...................................................................................................27
Performance Information.................................................................................28
Counsel and Independent Auditors........................................................................28
Financial Statements....................................................................................28

SEMI 50 FUND

                                  INTRODUCTION

         This Prospectus provides you with information you need to make an informed decision about whether to invest in the Fund. It is organized to provide you with important facts about the Fund. The Investment Objective, Principal Investment Strategies and Principal Risk Factors sections discuss the general strategies and risks applicable to the Fund, including a brief description of the Index and an assessment of the specific risks associated with the semiconductor industry.

                              INVESTMENT OBJECTIVE

         The Fund seeks investment results that correspond to the performance, before fees and expenses, of the Citigroup Semiconductor 50 Index which is compiled by Citigroup. The Citigroup Semiconductor 50 Index is based on the 50 largest publicly traded companies involved in the semiconductor industry.

                        PRINCIPAL INVESTMENT STRATEGIES

         The Citigroup Semiconductor 50 Index ("Index") is a modified market capitalization weighted index comprising 50 of the largest publicly-traded companies that are involved in the semiconductor industry. The semiconductor industry is composed of companies involved in the production of semiconductor wafers or chips and capital equipment used in such production. The Index is produced and maintained by the Equity Index Group of Salomon Smith Barney ("SSBEIG"), a subsidiary of Citigroup, Inc., which has produced and maintained a family of global stock market indices since 1989. The Index will be published by the American Stock Exchange LLC ("AMEX"). The Index will be disseminated every 15 seconds over the Consolidated Tape Association's Network B between the hours of approximately 9:30 AM and 4:15 PM.

         Unlike many investment companies, the Fund does not attempt to "beat" the Index. Instead, it uses a "passive," or indexing, investment approach to try to produce investment results that come as close as possible to matching the performance of the Index. The Fund intends to achieve these results by investing in each stock listed on the Index. Although the Fund will make its best effort to purchase such stocks in approximately the same weightings as used by the Index, there may be circumstances in which the Fund will be temporarily unable to do so. The use of an indexing approach may eliminate some of the risks of active management such as poor stock selection. An indexing approach may also help increase after- tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

         One negative feature of indexing is that the Fund's investment adviser cannot change the Fund's portfolio composition even if it would be beneficial to do so. For example, the Fund would not ordinarily sell a stock because its issuer was in financial trouble. It would normally only sell a stock if the stock was removed from the Index by Citigroup.

         The Fund will invest at least 95% of its total assets in the securities of the Citigroup Semiconductor 50 Index. The Fund may hold up to 5% of its total assets in securities not included in the Citigroup Semiconductor 50 Index. For example, the Adviser may invest in securities not included in the Citigroup Semiconductor 50 Index in order to reflect various corporate actions (such as mergers) and other changes in the index (such as reconstitutions, additions and deletions). The Fund may also invest its other assets in futures contracts, options on futures contracts, options , and swaps related to its Underlying Index, as well as cash and cash equivalents.

         There are essentially two basic indexing strategies -- Replication and Representative Sampling -- as described below. The Fund will use the replication strategy.

Replication

         "Replication" is investing in substantially all of the securities in the relevant underlying index in approximately the same proportions as in the underlying index.

Representative Sampling

         "Representative Sampling" is investing in a representative sampling of securities in the underlying index, which have a similar investment profile as the underlying index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the relevant underlying index. Funds that use Representative Sampling generally do not hold all of the securities that are included in the relevant underlying index.

Correlation

         An index is a financial calculation while a Fund is an actual investment portfolio. The performance of the Fund and the Citigroup Semiconductor 50 Index will vary somewhat due to factors such as transaction costs and timing variances.

         The Adviser expects that, over time, the correlation between the Fund's performance and that of the index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation. Any correlation of less than 100% indicates the presence of tracking error" between the Fund and the Index. A Fund using Representative Sampling can be expected to have a greater tracking error than a Fund using Replication.

         The Fund is designed for investors who want a relatively inexpensive passive approach to investing in a portfolio of stocks from the semiconductor industry and offers investors a convenient way to obtain index-based exposure to that market sector. The prices of Shares may be volatile. Therefore, if you purchase Shares, you should be able to tolerate sudden, or even drastic, changes in the value of your investment. We can not assure that the Fund will achieve its investment objective, and you should understand that your investment will be exposed to the risks of equity investing.

         The Fund issues and redeems Shares on a continuous basis - at net asset value - only in large specified numbers of Shares called "Creation Units" usually in exchange for a basket of portfolio securities and an amount of cash. As a practical matter, only large institutions purchase or redeem Creation Units of Shares. Information about the fees paid when they do this is included in the Statement of Additional Information. Except when aggregated in Creation Units, Shares are not redeemable securities.

                             PRINCIPAL RISK FACTORS

         You may lose money by investing in the Fund. The Fund is also subject to the following principal risks, more fully described in the Additional Risk Considerations section in this prospectus.

         Some or all of these risks may adversely affect the Fund's net asset value, total return and/or its ability to achieve its objective:


Market Risk.                        The net asset value of the Fund will change
                                    with changes in the market value of the
                                    stocks it holds.

Management Risk.                    This is the risk that the investment
                                    adviser's strategy may not produce the
                                    intended results.

Non-Diversification Risk.           The Fund is classified as "non-diversified."
                                    This means that the Fund may invest most of its assets in securities issued by a small number of companies. As a result, the Fund is susceptible to the risks associated with these particular companies and the impact on the Fund of a loss sustained by a company will be greater than if the Fund was diversified.

Trading Risk.                       While the creation/redemption feature of the
                                    Fund is designed to make it likely that
                                    Shares will trade close to their net asset value, disruptions to creations and redemptions may result in trading prices that differ significantly from net asset value. Also, there can be no assurance that an active trading market will exist for Shares on the AMEX.

Tracking Error Risk.                Factors such as the fees and expenses of a
                                    Fund, imperfect correlation between a Fund's securities and those in its Index, rounding of prices, changes to the Indices and regulatory policies may affect the Fund's ability to achieve close correlation with the underlying Index of the Fund. The Fund's returns may therefore deviate from those of its Index. The Adviser and Sub-Adviser monitor the Fund on an ongoing basis, and make adjustments to the Fund's portfolio, as necessary, to minimize imperfect correlation with the Index. While the Adviser expects that, over time, the correlation between the Fund's total return and that of its Index, before fees and expenses, will be 95% or better, there can be no guarantee that the Fund will be able to achieve this correlation.

Lack of Market Liquidity.           Trading in Shares may be halted because of
                                    market conditions or for reasons that, in the view of the Listing Exchange, make trading in Shares inadvisable. In addition, trading in Shares is subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules. There can be no assurance that the requirements necessary to maintain the listing of the Shares of any Fund will continue to be met or will remain unchanged.

Shares May Trade at Prices Other    Shares may trade at, above or below their
than Net Asset Value.               net asset value. The net asset value of
                                    Shares will fluctuate with changes in the market value of the Fund's holdings. The trading prices of Shares will fluctuate in accordance with changes in its net asset value as well as market supply and demand.
                                    However, given that Shares can be created and redeemed only in Creation Units at net asset value (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset values), the Adviser believes that large discounts or premiums to the net asset value of Shares should not be sustained.

Derivatives.                        A derivative is a financial contract the
                                    value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. Each Fund may invest in stock index future contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities.

Industry Concentration.             The Fund intends to concentrate its
                                    investments in the semiconductor industry.
                                    The specific risks associated with
                                    investments in securities of the
                                    semiconductor industry include the fact that semiconductor companies face intense competition, both domestically and internationally. Semiconductor companies may have limited product lines, markets, financial resources or personnel. The products of such companies may face product obsolescence due to rapid technological developments and frequent new product introduction. Semiconductor companies may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
                                    Companies in this industry are heavily
                                    dependent on patent and intellectual
                                    property
                                    rights. The loss or impairment of these
                                    rights may adversely affect the
                                    profitability of these companies. The stocks in the Citigroup Semiconductor 50 Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors. These risks may adversely affect the performance of the Fund or subject it to greater price volatility than that experienced by more diversified investment companies. The Shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of an investment company that is more broadly invested in the equity securities of the overall stock market.

                               PRIOR PERFORMANCE

         Because the Fund is a new fund and has not completed one full year of investment performance, information related to the Fund's performance has not been included in this prospectus.

                               FEES AND EXPENSES

         Most investors will buy and sell Shares of the Fund through brokers. Shares are traded on the AMEX.

         If you invest in the Fund, you will pay various expenses, either directly or indirectly. The following tables and examples describe the fees and expenses that you may pay if you buy and hold Shares of the Fund.*

Shareholder Transaction Fees                           None**
(fees paid directly from your investment)

Annual Fund Operating Expenses (expenses that are deducted from the Fund's assets). Total annual Fund operating expenses are based on estimated expenses for the Fund's first fiscal year.


Management fees.....................................     .15%

Distribution (Rule 12b-1) fees......................     .35%

Other expenses......................................     .28%

Total annual Fund operating expenses................     .68%

Fee waivers ***....................................      .10%

Net expenses........................................     .58%

* When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

** See the "Creation Unit Transaction Fees and Redemption Transaction Fees" discussion below.


*** The Distributor is contractually limiting the distribution fee to .25% of the average daily net assets of the Fund until March 21, 2004.


Example of Expenses

         This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes an initial investment of $10,000 in the Fund for the time periods indicated and the sale of all of your shares at the end of those periods. The example also assumes a 5% total return each year with no changes in operating expenses and redemption at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                      1 Year               3 Years

                      $69                  $239

         The above examples are for illustration purposes only and are not a representation of the Fund's actual expenses and returns, either past or future.

Creation Unit Transaction Fees and Redemption Transaction Fees

         The Fund issues and redeems shares at NET ASSET VALUE only in large blocks of generally 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $500 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. An investor who holds Creation Units and wishes to redeem them at NET ASSET VALUE would also pay a standard redemption fee of $500 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.1 Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $17,350 if the Creation Unit is redeemed after one year, and $105,650 if the Creation Unit is redeemed after three years.

                              INVESTMENT OBJECTIVE

         The Fund seeks to provide investment results that correspond to the performance of publicly traded securities in the semiconductor industry, as measured by the Citigroup Semiconductor 50 Index.


--------
1 See Creations and Redemptions at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process or for cash, an additional fee of $1,500 will be charged.

                            INFORMATION ON THE INDEX

         The Citigroup Semiconductor 50 Index is a newly developed, modified market capitalization weighted index comprising 50 of the largest publicly-traded companies involved in the semiconductor industry. The Index is produced and maintained by the Equity Index Group of Salomon Smith Barney ("SSBEIG"), which has produced and maintained a family of global stock market indices since 1989. The Index will be published by the American Stock Exchange LLC ("AMEX"). The Index will be disseminated every 15 seconds over the Consolidated Tape Association's Network B between the hours of approximately 9:30 AM and 4:15 PM.

Component Selection Criteria

         Index components are identified by SSBEIG. The Index includes common stocks or ADRs (American Depositary Receipts) of selected companies that are involved in various aspects of the semiconductor industry and are listed for trading on the New York Stock Exchange, American Stock Exchange, or quoted on the NASDAQ National Market. Only companies with available market capitalization greater than $100 million as of May 31 of each calendar year are eligible for inclusion in the Index. "Available market capitalization" is computed by SSBEIG by subtracting from total market capitalization any shares not available for purchase by institutional or individual investors. Such unavailable shares may be part of a private, corporate or government control block, or may be subject to legal restrictions (e.g., on foreign ownership).

         Sponsored ADR's are eligible for inclusion in the Index. The available market capitalization of an ADR depends on whether ADR shares can be freely created or liquidated by depository institutions. Some ADRs can be freely created and liquidated by depositary institutions ("two-way ADRs"), so that the U.S.-traded ADR trades without a premium to the foreign-traded ordinary shares. SSBEIG will use the total available capitalization of the parent (non-U.S.) company in considering the eligibility of such two-way ADRs for Index membership. Some ADRs , however, cannot be freely created or liquidated by virtue of legal restrictions in the parent (non-U.S.) company's home country ("one-way ADRs), Such one-way ADRs typically trade at a premium to the foreign traded ordinary shares. For one-way ADRs, SSBEIG will use only the total available capitalization of the U.S traded ADRs in considering the eligibility of such one-way ADRs for Index membership.

         The initial population of the Index was selected by SSBEIG by choosing the largest 50 U.S.-traded stocks or ADRs, ranked by available market capitalization, which are classified by SSBEIG as members of the semiconductor industry. Such determination of industry membership requires that at least 50 percent of a company's revenues be derived from the semiconductor industry. Some diversified companies which derive a substantial portion, but less than 50 percent, of their revenues from the semiconductor industry, may accordingly be excluded from Index membership.

Index Maintenance

         The Index is reviewed semi-annually in June and December to assure that its components continue to represent the 50 largest companies involved in the semiconductor industry. Any changes to the composition of the Index and/or the weights of its components typically take effect after the third Friday of each such calendar month.

Issue Changes

         Other than at regular quarterly review, the constituents of the Index may change as a result of capital changes or if a company ceases to be a member of the semiconductor industry.

                       INVESTMENT POLICIES AND STRATEGIES

         Indexing Investment Approach. The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based on economic, financial and market analysis and investment judgment. Instead, the Fund, using a "passive" or indexing investment approach, attempts to approximate the investment performance of the Index by purchasing every stock listed on the Index, in approximately the same proportion as it appears on the Index. Over time, the portfolio composition of the Fund may be altered (or "rebalanced") to reflect changes in the characteristics of the Index. These rebalancings will require the Fund to incur transaction costs and other expenses.

         Investment Assets. The Fund has a policy to remain as fully invested as practicable in a pool of equity securities. The Fund will normally invest at least 95% of its total assets in stocks that are represented in the Index except, in limited circumstances, to help meet shareholder redemptions of Creation Units.

         The Fund may invest its remaining assets in money market instruments or funds that invest exclusively in money market instruments (subject to applicable limitations under the Investment Company Act of 1940), in repurchase agreements, in stocks that are in the relevant market but not the Index (as indicated above).

         Borrowing Money. The Fund may borrow money from a bank up to a limit of 33% of the market value of its assets, but only for temporary or emergency purposes. To the extent that the Fund borrows money, it may be leveraged; at such times, the Fund's value may appreciate or depreciate more rapidly than the Index. The Fund will not make cash purchases of securities when the amount of money borrowed exceeds 5% of the market value of its total assets. The Fund's policy respecting borrowing is fundamental and may only be changed with shareholder approval.

         Industry Concentration. The Fund will concentrate its investment (i.e. invest more than 25% of its net assets) in the semiconductor industry. The Fund's policy respecting industry concentration is fundamental and may only be changed with shareholder approval.

         For its investments in the securities of the semiconductor industry, the Fund will utilize a weighting which mirrors, as closely as possible, that of the Index. An exception to this policy is that if investment in the stock of a single issuer would account for more than 25% of the Fund, the Fund will invest less than 25% of its net assets in such stock and will reallocate the excess to stock(s) in other issuers in the Index. The Fund will evaluate these weightings at least weekly, and at the time of evaluation will adjust its portfolio composition to the extent necessary to maintain compliance with the above policy.


         Tracking Error. The factors that may adversely affect the tracking of the Fund to that of the Index include Fund expenses, regulatory constraints and uninvested assets in the Fund (including cash and deferred organizational expenses). Although the investment adviser regularly monitors the tracking error of the Fund, there can be no assurance that the Fund will achieve any particular level of tracking error relative to the performance of the Index. Semi-annual and annual reports of the Fund will disclose the tracking error for the Fund over the previous six-month period, and in the event that tracking error exceeds 5%, the Board of Trustees will take appropriate action.


              ADDITIONAL INFORMATION ABOUT PRINCIPAL RISK FACTORS

         An investment in Shares of the Fund involves risks identical to those of investing in a portfolio of equity securities of the same issuers on the Index, including market fluctuations caused by factors such as economic and political developments, changes in interest rates and perceived trends in stock prices. Semiconductor companies face intense competition, both domestically and internationally. Semiconductor companies may have limited product lines, markets, financial resources or personnel. The products of semiconductor companies may face product obsolescence due to rapid technological developments and frequent new product introduction. Semiconductor companies may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in this sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. The Fund is classified as "non-diversified." A non-diversified fund generally will hold fewer stocks than a diversified fund. As a result, the Fund is more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence and the impact on the Fund of a loss sustained by a company held by the Fund will be greater than if the Fund was diversified. The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

         Concentration and Lack of Diversification of the Fund. The Fund is classified as "non-diversified" for purposes of the Investment Company Act of 1940, which means that a relatively high percentage of the Fund's assets may be invested in a limited numbers of issuers. In addition, the Fund concentrates its investments in the semiconductor industry. The Shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of an investment company that is more broadly invested in the equity securities of the relevant market and the impact on the Fund of a loss sustained by a company held by the Fund will be greater than if the Fund was diversified.

         Trading Issues. Trading in Shares on the AMEX may be halted due to market conditions or for reasons that, in the AMEX's view, make trading in the Shares inadvisable. In addition, trading in Shares on the AMEX is subject to trading halts caused by extraordinary market volatility pursuant to AMEX "circuit breaker" rules. If trading on the AMEX is halted, you may not be able to sell your Shares until trading resumes. There can be no assurance that the requirements of the AMEX necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

         Fluctuation of Net Asset Value and Trading Prices. The net asset value of Shares of the Fund will fluctuate with changes in the market value of the Fund's security holdings. The market prices of Shares will fluctuate in accordance with changes in net asset value and supply and demand on the AMEX. The investment adviser cannot predict whether Shares will trade below, at or above their net asset value. In the event that the Fund must suspend or discourage creations and/or redemptions of Creation Unit aggregations of Shares of the Fund, larger discounts or premiums would be expected.

                                   MANAGEMENT

Investment Adviser

         Voskian Capital Management & Co., 625 North Maple Avenue, Ho-Ho-Kus, New Jersey 07423, a New Jersey limited liability company (the "Adviser"), is responsible for the investment management of the Fund and is registered under the Investment Advisers Act of 1940. The Adviser is a newly organized investment adviser which, prior to the organization of the Fund, had not served as an investment adviser to any other investment company.

         For its investment management services to the Fund, the Adviser is paid a management fee equal to 0.15% per annum of the average daily net assets of the Fund

Sub-Adviser

         The Sub-adviser to the Fund is BNY Investment Advisors, a separately identifiable division of The Bank of New York, with its principal offices at One Wall Street, New York, New York 10286. Founded in 1784, The Bank of New York is one of the largest commercial banks in the United States with over $81 billion in assets. The Sub-Adviser manages more than $72 billion in investments for institutions and individuals. Under the Adviser's supervision, the Sub-Adviser manages the investment and reinvestmentof the Fund's assets in accordance with the Fund's investment objective, strategy and restrictions.

         For the services provided, the Sub-Adviser will receive a fee from the Fund, at the annual rates calculated as a percentage of the average daily net assets of the Fund as set forth below:

         0.08% first $50 million
         0.05% next $50 million
         0.03% thereafter.




Service Providers

         The chart below shows the Fund's service providers and includes their addresses and principal activities:

                                         Principal Distributor                        Transfer Agent
                                   ---------------------------------       --------------------------------------
                                   ALPS Distributors, Inc.                 The Bank of New York
                                   370 17th Street, Suite 3100             One Wall Street
                                   Denver, Colorado 80202                  New York, NY  10286

Distribution and Shareholder       Distributes Creation Units of           Handles distribution of dividends and
Services                           the Fund.                               processing of buy and sell requests.

Bookkeeping and pricing agent                                              Calculates the Fund's
                                                                           net asset value, dividends and
                                                                           distributions.

-----------------------------------------------------------------------------------------------------------------

                                                                                   Sub-Adviser, Custodian
                                          Investment Adviser                          and Lending Agent
                                   ---------------------------------       --------------------------------------
Asset Management                   Voskian Capital Management  & Co.       BNY Investment Advisors
                                   625 North Maple Avenue                  One Wall Street
                                   Ho-Ho-Kus, New Jersey 07423             New York, NY 10286

                                   Manages the Fund's business and
                                   investment activities                   Responsible for day-to-day investment
                                                                           activities.

                                                                           The Bank of New York
                                                                           One Wall Street
                                                                           New York, NY  10286

                                                                           As custodian, is responsible for the
                                                                           custody of the assets of the Fund. As
                                                                           lending agent, arranges loans and
                                                                           maintains collateral for loaned
                                                                           securities.

-----------------------------------------------------------------------------------------------------------------

                                             Administrator
                                   ---------------------------------
                                   ALPS Mutual Fund Services, Inc.
                                   370 17th Street, Suite 3100
                                   Denver, Colorado  80202


Fund Operations                    Provides facilities, equipment and personnel to carry
                                   out administrative services.

-----------------------------------------------------------------------------------------------------------------

                                           Board of Trustees
                                   ---------------------------------
Supervision                        Supervises the Fund's activities.

                            SHAREHOLDER INFORMATION

Determination of Net Asset Value

         The net asset value per Share of the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Securities are valued at their current market price. If such prices are not readily available, the securities are valued at their fair value as determined by the Board of Trustees. Expenses and fees, including the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of the Fund is determined as of the close of the regular trading session on the New York Stock Exchange, Inc. ("NYSE") (ordinarily 4:00 p.m., Eastern time) on each day that the NYSE is open. The price at which a purchase or redemption of Creation Units of Shares is made is based on the next calculation of net asset value.

Buying and Selling Shares

         There are two ways for you to buy and sell Shares. Most investors buy and sell Shares through a broker in transactions on the AMEX. Shares are also issued and redeemed directly by the Fund, but only in transactions involving aggregations of very large numbers of Shares, referred to as Creation Units. These transactions occur on an "in kind" basis for the Fund. Institutions and large investors capable of purchasing or redeeming Creation Units of Shares should refer to the Statement of Additional Information for further details.

         Shares may trade on the AMEX at prices that differ from their net asset value. If you buy or sell Shares in the secondary market, you will incur customary brokerage commissions and charges and may pay some or all of the difference between the bid price and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Given that Shares may be created or redeemed in Creation Units, however, the investment adviser believes that ordinarily large discounts or premiums to the net asset value of Shares should not be sustained for long periods. If creations or redemptions of Shares in Creation Units are suspended or difficult to effect, the Shares may trade at sustained discounts or premiums from net asset value.

         The AMEX disseminates during its trading day an indicative optimized portfolio value, or IOPV, for the Fund. This should not be viewed as a real time update of the net asset value per Shares of the Fund, which is calculated only once a day, because it may not be computed in a manner consistent with such net asset value.

         The Depository Trust Company, a limited purpose trust company organized under the laws of the State of New York (the "DTC") serves as securities depository for Shares. Shares may be held only in book-entry form; stock certificates will not be issued. DTC, or its nominee, is the record or registered owner of all outstanding Shares of the Fund. Beneficial ownership of Shares will be shown on the records of DTC or its participants (described below). Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder of Shares. Accordingly, to exercise any rights of a holder of Shares, a beneficial owner must rely on the procedures of (i) DTC; (ii) "DTC Participants", i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC; and (iii) "Indirect Participants", i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which the beneficial owner holds its interests.

         As described above, the Fund recognizes DTC or its nominee as the owner of all Shares for all purposes. The Fund will send its shareholders, through DTC Participants, unaudited semi-annual reports, audited annual reports and other information as may be required by applicable laws, rules and regulations. Beneficial owners also receive an annual notification as to the tax status of the Fund's distributions. For purposes of the Investment Company Act of 1940, Shares are issued by the Fund, and the acquisition of Shares by investment companies is subject to the restrictions of section 12(d)(1) of the Investment Company Act.

Dividends and Capital Gains Distributions

         Dividends from net investment income are declared and paid at least annually and any net realized securities gains are distributed at least annually. In an attempt to correct a tracking error or comply with the distribution requirements of the Internal Revenue Code of 1986, dividends may be declared and paid more frequently for the Fund. In addition, the Fund intends to distribute, at least annually, amounts representing the full dividend yield on the underlying portfolio securities of the Fund, net of expenses, as if the Fund owned the underlying portfolio securities for the entire dividend period. As a result, some portion of each distribution may result in a return of capital. See "Tax Matters" below. Dividends and securities gains distributions are distributed in U.S. dollars and cannot be automatically reinvested in additional Shares. The Fund will inform shareholders within 60 days after the close of the Fund's taxable year of the amount and nature of all distributions made to them.

Tax Matters

         As with any investment, you should consider how the Shares of the Fund will be taxed. The tax information in this prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

         Unless your investment in the Fund is through a tax-exempt entity or taxed-deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when:

         o        The Fund makes distributions, and

         o        You sell Shares on the AMEX.

         Taxes on Distributions. The Fund will distribute annually any net investment income, and any net realized long-term or short-term capital gains. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid. Dividends paid out of the

Fund's income and net short-term gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares. Distributions in excess of the Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in Shares, and as capital gain thereafter. A distribution may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, it may constitute a return of capital.

         If you are neither a lawful permanent resident nor a citizen of the United States or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

         Taxes When Shares Are Sold on the AMEX. Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less.

         The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

                           DISTRIBUTION ARRANGEMENTS

         The Trust has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows the Fund to pay distribution fees for the sale and distribution of Shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time the fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees to be paid to the distributor under the Rule 12b-1 Plan are calculated and paid monthly with respect to the Fund at a rate set from time to time by the Board, provided that the annual rate may not exceed .35% of the average daily net assets of the Fund. The Distributor is contractually limiting the distribution fee to .25% of the average daily net assets of the Fund.

         From time to time, the distributor may waive all or a portion of the fees. The distributor has entered into sales and investor services agreements with broker-dealers or other persons that are DTC Participants to provide distribution assistance, including broker-dealer and shareholder support and educational and promotional services. Under the terms of each sales and investor services agreement, the distributor will pay broker-dealers or other persons, out of 12b-1 fees received from the Fund, at the annual rate of 0.25 of 1% of the average daily net asset value of Shares held through DTC for the account of such DTC Participant. The distributor may retain any amount of its fee that is not expended for the foregoing purposes. The amount of the fee is not dependent upon the distribution expenses actually incurred by the distributor. The distributor has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

                             SHAREHOLDER INQUIRIES

         FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

         Statement of Additional Information (SAI): Contains more detailed information about the Fund's policies, investment restrictions, risks and business structure. This Prospectus incorporates the SAI by reference.

         Copies of these documents and answers to questions about the Fund may be obtained without charge by contacting:

                               SECTOR FUNDS TRUST
                         c/o ALPS Mutual Fund Services
                          370 17th Street, Suite 3100
                             Denver, Colorado 80202
                                 1-800-XXX-XXXX

                             Monday through Friday

                          9:00 a.m. to 8:00 p.m. (EST)

or visit our Website at: http://www.SectorFundsTrust.com


         Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. No person is authorized to give any information or to make any representations about the Fund not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.


Securities Act File No.333-34620

                               SECTOR FUNDS TRUST
                                 (THE "TRUST")



                                  SEMI 50 FUND
                                  (THE "FUND")



                      STATEMENT OF ADDITIONAL INFORMATION


                                                           _______________, 2003

         This Statement of Additional Information ("SAI") provides information about the Fund. The Fund is a portfolio of the Sector Funds Trust. This information is in addition to the information contained in the Fund's Prospectus dated ___, 2003.

         This SAI is not a prospectus. It should be read in conjunction with the Fund's Prospectus dated __________, 2003, as may be revised from time to time. Copies of the Fund's Prospectus may be obtained free of charge by telephoning
(800) XXX-XXXX.

                               TABLE OF CONTENTS

                                                                                                      Page
                                                                                                      ----
Introduction.............................................................................................1
General Information......................................................................................2
Investment Strategies and Risks..........................................................................2
Investment Limitations...................................................................................7
Management of the Fund...................................................................................8
Control Persons and Principal Holders of Securities.....................................................12
Investment Advisory, Management, Administrative and Distribution Services...............................12
Brokerage Allocation....................................................................................16
Additional Information Concerning Shares................................................................17
Purchase and Redemption of Shares.......................................................................19
Taxes...................................................................................................27
Performance Information.................................................................................28
Counsel and Independent Auditors........................................................................28
Financial Statements....................................................................................28


APPENDIX A.
APPENDIX B.

         Exchange Listing and Trading. The Shares of the Fund have been listed for trading on the AMEX. The AMEX has approved modifications to its Rules to permit the listing of Shares. The non-redeemable Shares trade on the AMEX at prices that may differ from their net asset value. See "Special Considerations and Risks" and "Determining Net Asset Value." There can be no assurance that the requirements of the AMEX necessary to maintain the listing of Shares of the Fund will continue to be met. The AMEX may remove the Shares of the Fund from listing if (1) following the initial twelve-month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days, (2) the value of the Index or portfolio of securities on which the Fund is based is no longer calculated or available or
(3) any other event shall occur or condition exist that, in the opinion of the AMEX, makes further dealings on the AMEX inadvisable. In addition, the AMEX will remove the shares from listing and trading upon termination of the Fund.

         As in the case of other stocks traded on the AMEX, the brokers' commission on transactions will be based on negotiated commission rates at customary levels.

         In order to provide current Shares pricing information, the AMEX disseminates through the facilities of the Consolidated Tape Association an updated "indicative optimized portfolio value" ("IOPV") for the Fund as calculated by Bloomberg, L.P. ("Bloomberg"). The Fund is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs, and makes no warranty as to the accuracy of the IOPVs. IOPVs are disseminated every 15 seconds during regular AMEX trading hours of 9:30 a.m. to 4:00 p.m. New York time.

         The IOPV has an equity securities value component and a cash component. The equity securities values included in the IOPV are the values of the securities required to be deposited in connection with the purchase of a Creation Unit of Shares Deposit Securities for the Fund. While the IOPV reflects the current Industry value of the Deposit Securities it does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time, because the current portfolio of the Fund may include securities that are not a part of the current Deposit Securities. Therefore, the IOPV disseminated during AMEX trading hours should not be viewed as a real time update of the net asset value per Share of the Fund, which is calculated only once a day. It is possible that the value of the portfolio of securities held by the Fund may diverge from the applicable IOPV during any trading day. In such case, the IOPV would not precisely reflect the value of the Fund's portfolio. See "Determining Net Asset Value" below.

         The equity securities included in the IOPV reflect the same weighting as the Deposit Securities of the Fund. In addition to the equity component described in the preceding paragraph, the IOPV for the Fund includes a cash component consisting of estimated accrued dividend and other income, less expenses.

         The Fund is not sponsored, endorsed, or promoted by Citigroup or the Exchange or any of its affiliates. Neither Citigroup nor the Exchange nor any of their affiliates make any representation or warranty, express or implied, to the owners of the shares of the Fund ("Shares") or any member of the public regarding the advisability of investing in securities generally, or in the Shares, or the ability of the Index to track the performance of the stocks in the industry that the Index attempts to represent. The Index is determined, composed and calculated without regard to the Fund. Neither Citigroup nor the Exchange nor any of their owners have any obligation to take the needs of the issuer of Shares of the Fund or the owners of the Shares of the Fund into consideration in determining, composing, calculating or disseminating the Index. Neither the Index nor either of its owners is responsible for, nor have they participated in the determination of the timing of, prices of, or quantities of the Shares of the Fund to be issued or in the determination or calculation of the equation by which the Shares of the Fund are redeemable. Neither the Index nor its owners has any obligation or liability to owners of the Shares of the Fund in connection with the administration, indexing or trading of the Shares of the Fund.

         Although Citigroup, which is responsible for formulating the Index, shall obtain information for inclusion in or for use in the calculation of the Index from sources which they consider reliable, Citigroup does not guarantee the accuracy and/or the completeness of the component data of the Index obtained from independent sources. Citigroup makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Fund, or any other person or entity from the use of the Index or any data included therein. Citigroup makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall Citigroup have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

                              GENERAL INFORMATION

         The Trust was organized as a Delaware business trust on April 4, 2000, and is an open-end management investment company. The Fund had not commenced operations as of the date of this SAI. The Fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940.

                        INVESTMENT STRATEGIES AND RISKS

         The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Fund.

         Repurchase Agreements. The Fund may invest in securities pursuant to repurchase agreements, whereby the seller agrees to repurchase such securities at the Fund's cost plus interest within a specified time (generally one day). While repurchase agreements involve certain risks not associated with direct investments in the underlying securities, the Fund will follow procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized banks and registered broker-dealers having creditworthiness determined by the Adviser to be substantially equivalent to that of issuers of debt securities rated investment grade. In addition, the Fund's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement, and that the Fund's custodian will take possession of such collateral. In the event of a default or bankruptcy by the seller, the Fund will seek to liquidate such collateral. The Adviser will continually monitor the value of the underlying securities to ensure that their value always equals or exceeds the repurchase price plus accrued interest. However, the exercise of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. Repurchase agreements are considered to be loans by an investment company under the 1940 Act. It is the current policy of the Fund not to enter into repurchase agreements exceeding in the aggregate 10% of the market value of the Fund's total assets.

         Repurchase agreements may involve certain risks. If the seller in the transaction becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code, recent amendments to the Bankruptcy Code permits the Fund to exercise a contractual right to liquidate the underlying securities. However, if the seller is a stockbroker or other entity not afforded protection under the Bankruptcy Code, an agency having jurisdiction over the insolvent entity may determine that the Fund does not have the immediate right to liquidate the underlying securities. If the seller defaults, the Fund might incur a loss if the value of the underlying securities declines. The Fund may also incur disposition costs in connection with the liquidation of the securities. While the Fund's management acknowledges these risks, it is expected that they can be controlled through selection criteria established by the Board of Trustees and monitoring procedures.

         Illiquid Securities. The Fund will not invest in illiquid securities if immediately after such investment more than 15% of the Fund's net assets (taken at market value) would be invested in such securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended ("Securities Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         The Fund may also invest in restricted securities issued under Section 4(2) of the Securities Act, which exempts from registration "transactions by an issuer not involving any public offering." Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer and only to institutional investors; they cannot be resold to the general public without registration. Restricted securities issued under Section 4(2) of the Securities Act will be treated as illiquid and subject to the Fund's investment restriction on illiquid securities.

         The Commission has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act applicable to resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (the "NASD"). Consequently, it is the intent of the Fund to invest, pursuant to procedures established by the Board of Trustees and subject to applicable investment restrictions, in securities eligible for resale under Rule 144A which are determined to be liquid based upon the trading markets for the securities.

         The Adviser will monitor the liquidity of restricted securities in the Fund's portfolio under the supervision of the Trustees. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors:
(1) the frequency of trades and quotes for the security over the course of six months or as determined in the discretion of the Adviser; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers over the course of six months or as determined in the discretion of the Adviser; (3) dealer undertakings to make a market in the security; (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (5) other factors, if any, which the Adviser deems relevant. The Adviser will also monitor the purchase of Rule 144A securities to assure that the total of all Rule 144A securities held by the Fund does not exceed 15% of the Fund's average daily net assets.

         Future Developments. The Fund may take advantage of opportunities in the area of options, and futures contracts, options on futures contracts, warrants, swaps and any other investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure.

         Concentrations and Lack of Diversification of The Fund. The Fund is classified as "non-diversified" for purposes of the Investment Company Act of 1940, as amended (the "1940 Act") which means that a relatively high percentage of the Fund's assets may be invested in a limited number of issuers. In addition, the Fund concentrates its investments in the semiconductor industry. The Fund, however, intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "regulated investment company" for purposes of the U.S. Internal Revenue Code. Compliance with the diversification requirements of the U.S. Internal Revenue Code severely limits the investment flexibility of the Fund and makes it less likely that the Fund will meet its investment objectives.

         The stocks of issuers, in the semiconductor industry, dominate the Index of the Fund and, consequently, the investment portfolio of the Fund. This may adversely affect the performance of the Fund or subject it to greater price volatility than that experienced by more diversified investment companies. The Shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of an investment company that is more broadly invested in the equity securities of the stock market.

Index Description

         The Citigroup Semiconductor 50 Index ("Index") is a newly developed modified market capitalization weighted index comprising 50 of the largest publicly-traded companies involved in the semiconductor industry. The Index is produced and maintained by the Equity Index Group of Salomon Smith Barney ("SSBEIG"), which has produced and maintained a family of global stock market indices since 1989. The Index will be published by the American Stock Exchange LLC ("AMEX"). The Index will be disseminated every 15 seconds over the Consolidated Tape Association's Network B between the hours of approximately 9:30 AM and 4:15 PM.

Component Selection Criteria

         Index components are identified by SSBEIG. The Index includes common stocks or ADRs (American Depositary Receipts) of selected companies that are involved in various aspects of the semiconductor industry and are listed for trading on the New York Stock Exchange, American Stock Exchange, or quoted on the NASDAQ National Market. Only companies with available market capitalization greater than $100 million as of May 31 of each calendar year are eligible for inclusion in the Index. "Available market capitalization" is computed by SSBEIG by subtracting from total market capitalization any shares not available for purchase by institutional or individual investors. Such unavailable shares may be part of a private, corporate or government control block, or may be subject to legal restrictions (e.g., on foreign ownership).

         ADRs are eligible for inclusion in the Index. If ADR shares can be freely created or liquidated by depository institutions ("two-way ADRs"), SSBEIG will use the total available capitalization of the parent (non-U.S.) company in considering the eligibility of such two-way ADRs for Index membership. If ADR shares cannot be freely created or liquidated by virtue of legal restrictions in the parent (non-U.S.) company's home country ("one-way ADRs"), SSBEIG will use only the total available capitalization of the U.S.-traded ADRs in considering the eligibility of such one-way ADRs for Index membership.

         The initial population of the Index was selected by SSBEIG by choosing the largest 50 U.S.-traded stocks or ADRs, ranked by available market capitalization, which are classified by SSBEIG as members of the semiconductor industry. Such determination of industry membership will require that at least 50 percent of a company's revenues be derived from the semiconductor industry. Some diversified companies which derive a substantial portion, but less than 50 percent, of their revenues from the semiconductor industry, may accordingly be excluded from Index membership.

Index Maintenance

         The Index is reviewed quarterly in January, April, July and October to assure that its components continue to represent the 50 largest companies involved in the semiconductor industry. Any changes to the composition of the Index and/or the weights of its components typically take effect after the third Friday of each such calendar quarter month.

         At each such quarterly review, SSBEIG will rank all U.S.-traded company in the semiconductor industry by available market capitalization. Any member of the Index that is not among the largest 50 semiconductor companies (ranked by available market capitalization) will be eliminated from the Index. SSBEIG will identify the replacement Index member by choosing the largest U.S.-traded company in the semiconductor industry (ranked by available market capitalization) not then a member of the Index. If any U.S.-traded company in the semiconductor industry is among the largest 20 such companies (ranked by available market capitalization), and is not then a member of the Index, such company will be added to the Index. SSBEIG will then eliminate from the Index the smallest Index member (ranked by available market capitalization).


         The Index is calculated using a modified market capitalization weighting methodology. The Index is weighted based on the available market capitalization of each of the component stocks, modified to conform to the following asset diversification requirements, which are applied in conjunction with the scheduled quarterly adjustments to the index:

         (1) the weight of any single component stock may not account for more than 20 percent of the total value of the Index;

         (2) the five highest weighted component securities in the Index may not in aggregate account for more than 50 percent of the weight of the Index;

         (3) the aggregate weight of those component stocks that individually represent more than 4.5 percent of the total value of the Index may not account for more than 50 percent of the total Index value.

         In conjunction with the quarterly review, the share weights used in the calculation of the Index are determined based upon current shares available, modified, if necessary, to provide greater Index diversification, as described above. The Index components and their share weights are determined and announced prior to any change in either the list of components or a change in the weights of the components taking effect. SSBEIG may substitute stocks or change the number of stocks included in the index, based on changing conditions in the semiconductor industry or in the event of certain types of corporate actions, including mergers, acquisitions, spin-offs, and reorganizations.

Issue Changes

         Other than at regular quarterly review, the constituents of the Index may change in the following circumstances:

         If an Index member company is acquired (whether for cash or other consideration), or for any other reason ceases to trade, it will be removed from the Index on the day trading ceases at the acquisition price or the last quoted price, as appropriate. SSBEIG will identify the replacement Index member by choosing the largest U.S.-traded company in the semiconductor industry (ranked by available market capitalization) not then a member of the Index.

         If, in the determination of SSBEIG, a company ceases to be a member of the semiconductor industry, it will be removed from Index membership as soon as practicable after such determination. SSBEIG will identify the replacement Index member by choosing the largest U.S.-traded company in the semiconductor industry (ranked by available market capitalization) not then a member of the Index.

         In the event of component or share weight changes to the Index portfolio, the payment of dividends other than ordinary cash dividends, spin-offs, rights offerings, recapitalizations, or other corporate actions affecting a component stock of the Index, the Index divisor may be adjusted to ensure that there are no changes to the Index level as a result of non-market forces.

                             INVESTMENT LIMITATIONS

         The Fund has adopted the following investment restrictions as fundamental policies. These restrictions cannot be changed without the approval of the holders of a majority of the Fund' outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of the Fund means the vote, at an annual or a special meeting of the security holders of the Fund, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. The Fund may not:

         1.       Change its investment objective;

         2. Lend any funds or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which it is permitted to invest (including participation interests in such securities or obligations) and except that Fund may lend its portfolio securities in an amount not to exceed 33% of the value of its total assets;

         3. Issue senior securities or borrow money, except borrowings from banks for temporary or emergency purposes in an amount up to 33% of the value of the Fund's total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, and the Fund will not purchase securities while borrowings in excess of 5% of the Fund's total assets are outstanding, provided, that for purposes of this restriction, short-term credits necessary for the clearance of transactions are not considered borrowings;

         4. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. (The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to permitted investments will not be deemed to be pledges of the Fund's assets);

         5. Purchase, hold or deal in real estate, or oil, gas or mineral interests or leases, but the Fund may purchase and sell securities that are issued by companies that invest or deal in such assets;

         6. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter in connection with the sale of securities in its portfolio;

         7. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, except that the Fund may make margin deposits in connection with transactions in options, futures and options on futures;

         8.       Invest in commodities or commodity contracts.

         9. Concentrate its investment (i.e., invest more than 25% of its net assets) except in the semiconductor industry.

         For its investments in the securities of the semiconductor industry, the Fund will invest 25% or more of its net assets in such industry and will utilize a weighting which mirrors, as closely as possible, that of the Index. An exception to this policy respecting concentration in the semiconductor industry is that if investment in the stock of a single issuer would account for more than 25% of the Fund, the Fund will invest less than 25% of its net assets in such stock and will reallocate the excess to stock(s) in other issuers in the Index. The Fund will evaluate these weightings at least weekly, and at the time of evaluation will adjust its portfolio composition to the extent necessary to maintain compliance with the above policy.

         The Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "regulated investment company" for purposes of the U.S. Internal Revenue Code, to relieve the Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the U.S. Internal Revenue Code limits the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objectives.

         In addition to the investment restrictions adopted as fundamental policies as set forth above, the Fund observes the following restrictions, which may be changed by the Board without a shareholder vote.

         The Fund will not hold illiquid assets in excess of 15% of its net assets. An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

         If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be observed continuously.

                             MANAGEMENT OF THE FUND

         Trustees and Officers of the Fund. The Board has responsibility for the overall management and operations of the Fund, including general supervision of the duties performed by the Adviser and other service providers. The Board currently consists of four Trustees.

         A majority of the Trustees are not "interested persons" (as defined in the Investment Company Act) of the Funds (collectively, the "Independent Trustees"). Michael J. Voskian is

President and the sole shareholder of the Adviser and as such is considered an "interested person" as defined in the 1940 Act.

         The identity of the Trustees and Officers of the Fund and brief biographical information regarding each Trustee and Officer is set forth below. Each Trustee who is deemed to be an "interested person" of the Funds, as defined in the Investment Company Act, is indicated by an asterisk.

                                            Position, Term of                      Principal Occupations
                                            Office+ and Length                    During Past Five Years
    Name, Address and Age                     of Time Served                      and other Directorships
-----------------------------         ------------------------------       -------------------------------------
Interested Trustees
-------------------
*  Michael J. Voskian                 Chairman of the Board and            President of Voskian Capital
   625 North Maple Avenue,            President since April 28, 2002       Management & Co. April, 2000 to
   Ho-Ho-Kus, New Jersey                                                   present. Michael J. Voskian has been
   07423                                                                   in the investment management
                                                                           business, providing investment
                                                                           advisory services to high net worth
Age: 39                                                                    individuals, pension and profit
                                                                           sharing plans, trusts and estates,
                                                                           since 1987. Michael J. Voskian has
                                                                           practiced periodontics since 1990.

Independent Trustees
--------------------
Robert L. Butler
12 Harvard Drive                      Trustee since April 28, 2002         Independent Consultant, 2000 -
Hingham, MA  02043                                                         Present. The Pioneer Group, Inc.
                                                                           from 1985-1999 as Senior Managing
Age: 66                                                                    Director of Pioneer Investment
                                                                           Management and Managing Director and
                                                                           Deputy Chairman of Pioneer Global
                                                                           Funds Distributor, Inc.
Jeffrey J. Haas
155 East 38th Street,                 Trustee since April 28, 2002         Professor of Law, New York Law
New York, NY 10016                                                         School from 1996 to Present.

Age: 39

Nicholas J. Aynilian                  Trustee since April 28, 2002         Chief Financial Officer, Vice
477 Colonial Road                                                          President, Secretary and Treasurer
Ridgewood, N.J. 07450                                                      of N.Y. Aynilian & Co., Inc. a
                                                                           company engaged in the import and
Age: 36                                                                    export of wholesale textiles and
                                                                           related products from 1983 to
                                                                           present.  From 1987 to Present,
                                                                           Founder, CEO and President of Vanick
                                                                           Properties, Inc. From

                                            Position, Term of                      Principal Occupations
                                            Office+ and Length                    During Past Five Years
    Name, Address and Age                     of Time Served                      and other Directorships
-----------------------------         ------------------------------       -------------------------------------
                                                                           1987 to present Founder, President
                                                                           and Treasurer of AREV/AVAZ
                                                                           Properties Inc. From 1995 to present
                                                                           Founder and Managing Partner of
                                                                           V.P.I. Capital Partners engaged in
                                                                           private lending. Founder and Manager
                                                                           of N.J.A. Holding-I, LLC and N.J.A.
                                                                           Holdings II, LLC engaged in trading
                                                                           securities from 1995 and 1997
                                                                           respectively, to present.


Officers
--------
Thomas Carter                         Treasurer since May 1, 2002          Chief Financial Officer of ALPS
370 17th Street                                                            Financial Services, Inc., a company
Suite 3100                                                                 engaged in the administration and
Denver, Colorado 80202                                                     distribution of open-end mutual fund
                                                                           and exchange traded fund shares,
Age: 36                                                                    from 1997 to present.  He is a
                                                                           certified public accountant and a
                                                                           member of the American Institute of
                                                                           Certified Public Accountants (AICPA).

Steven R. Howard                      Secretary since May 1, 2002          Partner, Paul, Weiss, Rifkind,
1285 Avenue of the Americas, New                                           Wharton & Garrison since April,
York, New York 10019                                                       1998; Partner, Baker & McKenzie from
                                                                           1991 to 1996.
Age: 49

Jeremy Held                           Assistant Secretary since            Fund Controller and Shareholder
370 17th Street                       May 1, 2002                          Services Manager for ALPS Financial
Suite 3100                                                                 Services, Inc. from 1997 to present.
Denver, Colorado 80202

Age: 28
+  Indefinite Term of Office.


         Trustees' Compensation. The table below sets forth the estimated compensation to be paid to Trustees and officers of the Fund for the period from November 1, 2002 to the fiscal year ended October 31, 2003.

                                                  Pension or
                                                  Retirement                             Total Compensation
                               Aggregate       Benefits Accrued     Estimated Annual    from Registrant and
 Name of Person and          Compensation      as Part of Fund       Benefits Upon       Fund Complex Paid
      Position              from Registrant        Expenses            Retirement           to Trustees
--------------------        ---------------    ----------------     ----------------    -------------------
Michael J. Voskian                 -0-                -0-                  -0-                    -0-

Robert L. Butler                 $4,000               -0-                  -0-                  $4,000

Jeffrey J. Haas                  $4,000               -0-                  -0-                  $4,000

Nicholas J. Aynilian             $4,000               -0-                  -0-                  $4,000

         No officer is entitled to any compensation, and no officer or Trustees is entitled to any pension or retirement benefits, from the Fund.

         The Trust has an Audit Committee, Nominating Committee and Pricing Committee. The Audit Committee consists of Messrs. Butler and Haas. Each member of the Audit Committee is an Independent Trustee. As set forth in its charter, the primary duties of the Trust's Audit Committee are: 1) to recommend to the Board auditors to be retained for the next fiscal year, 2) to meet with the Trust's independent auditors as necessary, 3) to consider the effect upon each Fund of any changes in accounting principles or practices proposed by the Adviser or the auditors, 4) to review the fees charged by the auditors for audit and non-audit services, 5) to investigate improprieties or suspected improprieties in Fund operations, 6) to review the findings of SEC examinations and consult with the Adviser on appropriate responses, 7) review any violations of the Code of Ethics for the Fund, its advisers and any other service provider,
8) to review in consultation with Fund management, any proposed plans of Fund mergers, sales, acquisitions, conversions, or similar transactions, and 9) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

         The Trust's Nominating Committee is comprised of Messrs. Haas and Aynilian, each an Independent Trustee. The Nominating Committee's primary responsibility is to nominate Trustee candidates when there is a vacancy on the Board. The Nominating Committee will not consider nominees recommended by shareholders.

         The Trust's Pricing Committee is comprised of Messrs. Voskian, Haas and Carter. The Pricing Committee's responsibility is to value and revalue, between meetings of the Board of Trustees, any portfolio investments for which market quotations or sale prices are not readily available, in accordance with the Trust's Policies and Procedures with respect to Valuation of Securities.

         The Fund adheres to a Code of Ethics established pursuant to Rule 17j-1 under the Investment Company Act of 1940. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with the Fund. Under the Fund's Code of Ethics certain Officers and employees of the Fund who are considered access persons are permitted to engage in personal securities transactions. However, such transactions are subject to procedures and guidelines similar to, and in many cases more restrictive than, those recommended by a blue ribbon panel of mutual fund industry executives.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         As of the date of this Statement of Additional Information, there are no persons who qualify as control persons or principal holders of the Fund.


         The Trustees and officers, as a group, owned less than 1% of the Fund's shares outstanding on February 27, 2003.


                        INVESTMENT ADVISORY, MANAGEMENT,
                    ADMINISTRATIVE AND DISTRIBUTION SERVICES

         Investment Adviser. Voskian Capital Management & Co. (the "Adviser") acts as investment adviser to the Fund and, subject to the supervision of the Board, is responsible for the investment management of the Fund. The Adviser is a New Jersey limited liability company, is registered as an investment adviser under the Investment Advisers Act of 1940 and is directed by Michael J. Voskian, its president. Michael J. Voskian is the sole shareholder and president of the Adviser.

         The Adviser serves as investment adviser to the Fund pursuant to an Investment Management Agreement (the "Management Agreement") between the Trust and the Adviser. Under the Management Agreement, the Adviser, subject to the supervision of the Trust's Board and in conformity with the stated investment policies of the Fund, manages the investment of the Fund' assets. The Adviser is responsible for providing continuous supervision of the investment portfolio of the Fund. For its investment management services to the Fund, the Adviser is paid management fees equal to .15% per annum of the average daily net assets of the Fund.

         The management fees are accrued daily and paid by the Fund as soon as practical after the last day of each calendar quarter. The Adviser may from time to time reimburse expenses to the Fund. The Fund's management fees, like those paid by most Index funds, are lower than those paid by many actively managed funds. One reason for the difference in fee levels is that passive management requires fewer investment, research and trading decisions, thereby justifying lower fees. Pursuant to the Management Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund, and the Fund has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties. The Management Agreement, with respect to the Fund, is subject to annual approval by (1) the Fund's Board or (2) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event the continuance also is approved by a majority of the Fund's Board who are not interested persons (as defined in the 1940 Act) of the Fund by vote cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities.

The Management Agreement is also terminable upon 60 days' notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

         At a meeting held May 1, 2002, the Board of Trustees, including the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Agreements defined below, approved the Investment Management Agreement between the Trust and the Adviser and the Sub-Advisory Agreement between Sub-Adviser and the Adviser (collectively, the "Agreements"). As part of its review of the Agreements, the Trustees requested certain information and met with the Adviser, Sub-Adviser and counsel to the Trust to discuss this information and the Adviser's and Sub-Adviser's intentions with regard to the management of the Funds. In connection with the approval of the Agreements, the Trustees considered the nature and quality of the services to be provided by the Adviser and Sub-Adviser, the Adviser's and Sub-Adviser's personnel and operations, the Adviser's and Sub-Adviser's financial condition, the level and method of computing the Fund's management fes, comparative fee and expense information, and the effect of the Fund's growth and size on the Fund's performance and expenses and any conflicts of interest. With respect to the Trustee's evaluation of the reasonableness of the compensation, the Trustees reviewed a comparison of data showing the advisory fees and other expenses of the Fund and those of other comparable funds, with and without the effects of any limits on Fund expenses and fees.

         All contractual arrangements with service providers must be approved by the Trustees and the Trustees determine that each contract, including its terms and the quality of the services provided, are in the best interest of the Funds. The Trustees also evaluate the quality and cost of these services and the Trustees determine that quality services are being provided upon terms that are fair to shareholders.

         In determining to approve the investment advisory contracts, the Board of Trustees did not identify any single factor as being more important than others, but considered all factors together. The Trustees judged the terms and the conditions of the Agreements including the advisory fee, in light of all surrounding circumstances.

         Sub-Adviser. The Sub-adviser to the Fund is BNY Investment Advisors, a separately identifiable division of The Bank of New York, with its principal offices at One Wall Street, New York, New York 10286. Founded in 1784, The Bank of New York is one of the largest commercial banks in the United States with over $81 billion in assets. The Sub-Adviser began offering investment services in the 1830s and today manages more than $72 billion in investments for institutions and individuals. The Sub-Adviser is responsible for the day-to-day investment activities for the Fund.

         Under the Adviser's supervision, the Sub-Adviser manages the investment and reinvestment of the Fund's assets in accordance with the Fund's investment objective strategy and restrictions.

         For the services provided and expenses assumed pursuant to the Sub-advisory agreement, Sub-Advisors will receive a fee from the Fund, computed daily and paid monthly, at the annual rates calculated as a percentage of the average daily net assets of the Fund as set forth below.

         0.08% First $50 million
         0.05% next $50 million
         0.03% thereafter.

         Sub-Advisor is entitled to receive a minimum annual fee of $25,000, [which they have agreed to waive for the Funds first six months of operations.]

         The Sub-adviser has entered into a Sub-Advisory Contract dated May 1, 2002 with the Adviser. The Sub-Advisory Contracts will continue in effect for a period beyond two years from the date of their execution only as long as such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Funds or by the Board of Trustees and (ii) by a majority of the Trustees who are not parties to such Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Contracts may be terminated without penalty by vote of the Trustees or the shareholders of the Fund, or by the Adviser, or the Sub-Adviser, on 60 days' written notice by either party to the Contract and will terminate automatically if assigned.

         Administrator. ALPS Mutual Fund Services, Inc. (the "Administrator"), an affiliate of the distributor acts as administrator of the Fund pursuant to an Administration Agreement with the Fund and is responsible for certain clerical, record keeping and bookkeeping services, except those to be performed by the Adviser, Custodian, or by The Bank of New York in its capacity as Transfer Agent. The Administrator has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. The principal business address of the Administrator is 370 17th Street, Suite 3100, Denver, Colorado 80202.

         For the administrative services the Administrator provides to the Fund, the Administrator is paid aggregate fees equal to the Fund' allocable portion of: 0.125% per annum of the aggregate average daily net assets of the Fund. The Administrator may from time to time waive all or a portion of its fees or may reimburse expenses to the Fund.

         Pursuant to the Administration Agreement, the Administrator is liable for damages arising of its failure to perform its duties due to willful misfeasance, bad faith, gross negligence or reckless disregard of such duties. The Fund will indemnify the Administrator for certain liabilities, including certain liabilities arising under federal securities laws, except for liabilities arising out of the Administrator's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

         Distributor. ALPS Distributors, Inc. (the "Distributor") a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc., is the principal underwriter and distributor of Shares. Its address is 370 17th Street, Suite 3100, Denver, Colorado 80202, and investor information can be obtained by calling 1-800-XXX-XXXX. The Distributor has entered into an agreement with the Fund which will continue for two years from its effective date, and which is renewable annually thereafter (the "Distribution Agreement"), pursuant to which it distributes Fund shares. Shares will be continuously offered for sale by the Fund through the Distributor only in Creation Units, as described below under "Purchase and Issuance of Shares in Creation Units." Shares in less than Creation Units are not distributed by the Distributor. The Distributor also acts as agent for the

Fund. The Distributor will deliver a prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

         To compensate the Distributor for the distribution-related services it provides, and broker-dealers authorized by the Distributor for distribution services they provide, the Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive a distribution fee, accrued daily and paid monthly, calculated with respect to the Fund at a rate set from time to time by the Board of Trustees, provided that the annual rate may not exceed .35% of the average daily net assets of the Fund. The Distributor has contractually agreed to limit the Fund's distribution fee to .25% of the Average daily net assets of the Fund until October, 2003.

         The Plan is designed to enable the Distributor to be compensated by the Fund for distribution services provided by it with respect to the Fund. Payments under the Plan are not tied exclusively to the distribution expenses actually incurred by the Distributor. The Board, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan ("Independent Trustees"), evaluate the appropriateness of the Plan and its payment terms on a continuing basis and in doing so consider all relevant factors, including expenses borne by the Distributor in the current year and in prior years and amounts received under the Plan.

         Under its terms, the Plan remains in effect from year to year, provided such continuance is approved annually by vote of the Board, including a majority of the Independent Trustees. The Plan may not be amended to increase materially the amount to be spent for the services provided by the Distributor without approval by the shareholders of the Fund to which the Plan applies, and all material amendments of the Plan also require Board approval. The Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees, or, with respect to the Fund, by a vote of a majority of the outstanding voting securities of the Fund (as such vote is defined in the 1940 Act). If a Plan is terminated (or not renewed) with respect to the Fund, it may continue in effect with respect to the Fund as to which it has not been terminated (or has been renewed). Pursuant to the Distribution Agreement, the Distributor will provide the Board periodic reports of any amounts expended under the Plan and the purpose for which such expenditures were made.

         The Plan is intended to permit the financing of a broad array of distribution-related activities and services, as well as shareholder services, for the benefit of investors. These activities and services are intended to make the Shares an attractive investment alternative, which may lead to increased assets, increased investment opportunities and diversification, and reduced per share operating expenses.

         The Distributor may also enter into sales and investor services agreements with broker-dealers or other persons that are DTC Participants (as defined below) to provide distribution assistance, including broker-dealer and shareholder support and educational and promotional services. Under the terms of each sales and investor services agreement, the Distributor will pay such broker-dealers or other persons, out of Rule 12b-1 fees received from the Fund, at the annual rate of 0.25 of 1% of the average daily net asset value of Shares held through DTC for the account of such DTC Participant.

         The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, (i) by vote of a majority of the Trustees who are not interested persons of the Fund (as defined under the 1940
Act) or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, on at least 60 days' written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days' notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

         Custodian, Transfer Agent, Dividend Disbursing Agent and Securities Lending Agent. The Bank of New York, One Wall Street, New York, New York 10286, acts as the Fund's custodian, transfer agent, fund accountant, dividend disbursing agent and securities lending agent, pursuant to agreements with the Fund. The Bank of New York has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

         For its custody, transfer agent, dividend disbursing agent, and securities lending agent services to the Fund, the Bank of New York will be receiving a fee from the Fund, computed daily and paid monthly, at the annual rates calculated as a percentage of the average daily net assets of the Fund as set forth below.

         0.06%   First $1 billion
         0.035%  Next $4 billion
         0.0275% thereafter

         The Bank of New York is entitled to receive a minimum annual fee of $50,000, which they have agreed to waive for the Fund's first six months of operations.

                              BROKERAGE ALLOCATION

         When selecting brokers and dealers to handle the purchase and sale of portfolio securities, the Sub-Adviser looks for prompt execution of the order at a favorable price. Generally, the Sub-Adviser will work with recognized dealers in these securities, except when a better price and execution of the order can be obtained elsewhere. The Fund will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation. Since the investment objective of the Fund is investment performance that corresponds to that of the Index, the Sub-Adviser does not intend to select brokers and dealers for the purpose of receiving research services in addition to a favorable price and prompt execution either from that broker or an unaffiliated third party. Subject to allocating brokerage to receive a favorable price and prompt execution, the Sub-Adviser may select brokers who are willing to provide payments to third party service suppliers to the Fund, to reduce expenses of the Fund.

         The Sub-Adviser assumes general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Fund and one or more other investment companies or clients supervised by the Sub-Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by the Sub-Adviser, taking into account the sizes of such other investment companies and clients and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. However, in other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The expected portfolio turnover rate can not be determined because information of the Citigroup Semiconductor 50 Index is limited as it is a new index. We estimate that the turnover rate should be consistent with other passively managed indexes such as the S&P 500 Index which has a current turnover rate of 6.4%. See "Implementation of Policies" in the Prospectus. The overall reasonableness of brokerage commissions is evaluated by the Sub-Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

                    ADDITIONAL INFORMATION CONCERNING SHARES

         Capital Stock. The Trust was established as a Delaware business trust on April 4, 2000. The Trust is currently comprised of one Fund. The Board may designate additional series of common stock and classify shares of a particular series into one or more classes of that series. The Declaration of Trust provide that the shares of the Fund are redeemable, at net asset value, at the option of the Fund, in whole or any part, on such terms as the Board of Trustees may by resolution approve, without the consent of the holders thereof.

         Each Share issued by the Fund has a pro rata interest in the assets of the Fund. The Fund is currently authorized to issue an unlimited amount of shares of beneficial interest. Fractional shares will not be issued. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund, and in the net distributable assets of the Fund on liquidation. Shareholders are entitled to require the Fund to redeem Creation Units of their shares. The Declaration of Trust confers upon the Board of Trustees the power, by resolution, to alter the number of shares constituting a Creation Unit or to specify that shares of common stock of the Fund may be individually redeemable.

         Each Share has one vote with respect to matters upon which a stockholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder and the Delaware General Corporation Law; shareholders have no cumulative voting rights with respect to their shares. Under Delaware law, the Fund is not required to hold an annual meeting of stockholders unless required to do so under the 1940 Act. The policy of the Fund is not to hold an annual meeting of stockholders unless required to do so under the 1940 Act. All shares of the Fund have noncumulative voting rights for the election of Trustees. Under Delaware law, Trustees of the Fund may be removed by vote of the stockholders.

         The Fund issues through the Authorized Participants (as defined on page __) to its stockholders semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent auditors approved by the Fund's Trustees and by the stockholders when meetings are held and such other information as may be required by applicable laws, rules and regulations. Beneficial Owners also receive annually notification as to the tax status of the Fund's distributions.

         Stockholder inquiries may be made by writing to the Fund, c/o ALPS, 370 17th Street, Suite 3100, Denver, Colorado 80202.

         Book Entry Only System. DTC acts as securities depositary for the Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

         DTC is a limited-purpose trust company organized under the laws of Delaware, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) are equity owners of DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange, Inc., the AMEX and the National Association of Securities Dealers, Inc. Access to the DTC's system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants"). DTC agrees with and represents to its Participants that it will administer its book-entry system in accordance with its rules and by-laws and requirements of law.

         Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Shares.

         Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

         Share distributions shall be made to DTC or its nominee, as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

         The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interest in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

         DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Fund makes other arrangements with respect thereto satisfactory to the AMEX (or such other exchange on which Shares may be listed).

                       PURCHASE AND REDEMPTION OF SHARES

         Creation Units. The Fund issues and redeems Shares of the Fund only in aggregations of Shares referred to as Creation Units. The number of Shares that constitute a Creation Unit has been set by the Fund at 50,000.

         See "Purchase and Issuance of Shares in Creation Units" and "Redemption of Shares in Creation Units" below. The Board of Trustees of the Fund reserves the right to declare a split or a consolidation in the number of Shares outstanding of the Fund of the Fund, and to make a corresponding change in the number of Shares constituting a Creation Unit, in the event that the per Shares price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

Purchase and Issuance of Shares in Creation Units.

         General. The Fund issues and sells Shares only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at their net asset value next determined after receipt, on any Business Day (as defined herein), of an order in proper form.

         A "Business Day" with respect to the Fund is any day on which the New York Stock Exchange ("NYSE") is open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day (Washington's Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         Portfolio Deposit. The consideration for purchase of Creation Unit of the Fund generally consists of the in-kind deposit of a designated portfolio of securities (the "Deposit Securities"). Each Creation Unit constitutes a substantial replication of the securities involved in the relevant Fund's Underlying Index ("Fund Securities") and an amount of cash (the "Cash Component") computed as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit", which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund.

         The Cash Component is sometimes also referred to as the Balancing Amount. The Cash Component serves the function of compensation for any differences between the net asset value per Creation Unit and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the net asset value of the Shares (per Creation Unit) and the "Deposit Amount" an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the net asset value per Creation Unit exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the net asset value per Creation Unit is less than the Deposit Amount), the creator will receive the Cash Component.

         The Adviser makes available through the Distributor on each Business Day, immediately prior to the opening of business on the AMEX (currently 9:30 a.m., New York time), the list of the names and the required number of shares of each Deposit Security to be included in the current Portfolio Deposit (based on information at the end of the previous Business Day) for the Fund. Such Portfolio Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of Shares of the Fund until such time as the next-announced Portfolio Deposit composition is made available.

         The identity and number of shares of the Deposit Securities required for a Portfolio Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting the Index. In addition, the Fund reserves the right to permit or require the substitution of an amount of cash (i.e., a "cash in lieu" amount) to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or for other similar reasons. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Portfolio Deposit, in the composition of the Index being tracked by the Fund, or resulting from stock splits and other corporate actions.

         In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Portfolio Deposit, the Distributor also makes available (i) on each Business Day, the Dividend Equivalent Payment effective through and including the previous Business Day, per outstanding Shares of the Fund, and (ii) on a continuous basis throughout the day, the sum of the Dividend Equivalent Payment plus the current value of the requisite Deposit Securities as in effect on such day.

         Role of The Authorized Participant. Creation Units of Shares may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Fund and the Distributor ("Authorized Participant"). Such Authorized Participant will agree pursuant to the terms of such Authorized Participant Agreement on behalf of itself or any investor on whose behalf it will act, as the case may be, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of Shares an amount of cash sufficient to pay the Cash Component, once the net asset value of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fee described below. The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant.

         Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement, and that therefore orders to purchase Creation Units of Shares may have to be placed by the investor's broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Fund does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants that have international capabilities. A list of the current Authorized Participants may be obtained from the Distributor.

         Purchase Order. To initiate an order for a Creation Unit of Shares, the Authorized Participant must give notice to the Distributor of its intent to submit an order to purchase Shares after 9:00 a.m. but not later than 4:00 p.m., New York time on the relevant Business Day. The Distributor shall cause the Adviser and the Custodian to be informed of such advice. The Custodian will then provide such information to the appropriate subcustodian. For the Fund, the Custodian shall cause the subcustodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Portfolio Deposit (or the cash value of all or a part of such securities, in the case of a permitted or required cash purchase or "cash in lieu" amount), with any appropriate adjustments as advised by the Fund.

         Deposit Securities must be delivered to an account maintained at the applicable local subcustodian.

         Following the notice of intention, an irrevocable order to purchase Creation Units, in the form required by the Fund, must be received by the Distributor from an Authorized Participant on its own or another investor's behalf by the closing time of the regular trading session on the AMEX (currently 4:00 p.m., New York time) on the relevant Business Day. (The required form of an order to purchase is available on request from the Distributor.) Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the cut-off time on such Business

Day. Orders must be transmitted by the Authorized Participant to the Distributor by facsimile or electronic transmission as provided in the Authorized Participant Agreement.

         The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Fund, immediately available or same day funds estimated by the Fund to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit of Shares. Those placing orders should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the AMEX.

         Investors should be aware that an Authorized Participant may require orders for purchases of Shares placed with it to be in the form required by the individual Authorized Participant, which form will not be the same as the form of purchase order specified by the Fund, which the Authorized Participant must deliver to the Distributor.

         Acceptance of Purchase Order. Subject to the conditions that (i) a properly completed irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor's behalf) not later than the closing time of the regular trading session on the AMEX, and (ii) arrangements satisfactory to the Fund are in place for payment of the Cash Component and any other cash amounts which may be due, the Fund will accept the order, subject to its right (and the right of the Distributor and the Adviser) to reject any order until acceptance.

         Once the Fund has accepted an order, upon next determination of the net asset value of the shares, the Fund will confirm the issuance, against receipt of payment, of a Creation Unit of Shares of the Fund at such net asset value. The Distributor will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.

         The Fund reserves the absolute right to reject a purchase order transmitted to it by the Distributor in respect of the Fund if (a) the purchaser or group of purchasers, upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (b) the Deposit Securities delivered are not as specified by the Adviser, as described above; (c) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (d) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance of the Portfolio Deposit would otherwise, in the discretion of the Fund or the Adviser, have an adverse effect on the Fund or the rights of beneficial owners; or (f) in the event that circumstances outside the control of the Fund, the Distributor and the Adviser make it for all practical purposes impossible to process purchase orders. The Fund shall notify a prospective purchaser of its rejection of the order of such person. The Fund and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposit nor shall either of them incur any liability for the failure to give any such notification.

         Issuance of a Creation Unit. Except as provided herein, a Creation Unit of Shares of the Fund will not be issued until the transfer of good title to the Fund of the Deposit Securities and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required securities included in the Portfolio Deposit (or the cash value thereof) have been delivered to the account of the relevant subcustodian, the Custodian shall notify the Distributor and the Adviser, and the Fund will issue and cause the delivery of the Creation Unit of Shares.

         To the extent contemplated by an Authorized Participant's agreement with the Fund, the Fund will issue Creation Units of Shares to such Authorized Participant notwithstanding the fact that the corresponding Portfolio Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral consisting of cash or Short-Term Investments having a value at least equal to such amount as required by the Fund in accordance with its then-effective procedures, provided that such amount shall be no less than 125% of the value of the missing Deposit Securities. Information concerning the Fund's current procedures for collateralization of missing Deposit Securities is available from the Distributor. The Authorized Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Fund of purchasing such securities and the value of the collateral.

         All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Fund, and the Fund's determination shall be final and binding.

         Cash Purchase Method. Although the Fund does not ordinarily permit cash purchases of Creation Units, when cash purchases of Creation Units of Shares are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a cash purchase, the investor must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset the Fund's brokerage and other transaction costs associated with using the cash to purchase the requisite Deposit Securities, the investor will be required to pay a fixed purchase transaction fee, plus an additional variable charge for cash purchases, which is not to exceed three (3) times the applicable transaction fee. The transaction fees for in-kind and cash purchases of Creation Units of Shares are described below.

         Purchase Transaction Fee. A purchase transaction fee payable to the Fund is imposed to compensate the Fund for the transfer and other transaction costs of the Fund associated with the issuance of Creation Units of Shares. Purchasers of Creation Units of Shares for cash are required to pay an additional variable charge to compensate the Fund for brokerage and market impact expenses. Where the Fund permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser will be assessed the additional variable charge for cash purchases on the "cash in lieu" portion of its investment. Purchasers of Shares in Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Fund. The purchase transaction fees for in-kind purchases and cash purchases (when available) are listed in the table below. This table is subject to revision from time to time. Investors are also responsible for payment of the costs of transferring the Deposit Securities to the Fund.

            In-kind and cash      Additional Variable Charge for
               purchases                  Cash Purchases
            ----------------      ------------------------------
                  $500                        $1,500

         See "Investment Advisory, Management, Administrative and Distribution Services" herein, for additional information concerning the distribution arrangements for Shares.

         Redemption of Shares in Creation Units. Shares may be redeemed only in Creation Units at their net asset value next determined after receipt of a redemption request in proper form by the Distributor and only on a day on which the AMEX is open for trading. The Fund will not redeem Shares in amounts less than Creation Units. Beneficial Owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation Unit in order to have such shares redeemed by the Fund. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit of Shares. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

         With respect to the Fund, the Adviser makes available through the Distributor immediately prior to the opening of business on the AMEX (currently 9:30 a.m., New York time) on each day that the AMEX is open for business the Portfolio Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit generally consist of Deposit Securities as announced by the Distributor on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the net asset value of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Deposit Securities, less the redemption transaction fee described below. The redemption transaction fee described below is deducted from such redemption proceeds.

         A redemption transaction fee payable to the Fund is imposed to offset transfer and other transaction costs that may be incurred by the Fund. The redemption transaction fee for redemptions in kind and for cash and the additional variable charge for cash redemptions (when cash redemptions are available or specified) are listed in the table below. Investors will also bear the costs of transferring the Portfolio Deposit from the Fund to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

            In-kind and cash      Additional Variable Charge for
               purchases                  Cash Purchases
            ----------------      ------------------------------
                  $500                        $1,500

         Redemption requests in respect of Creation Units of the Fund must be submitted to the Transfer Agent by or through an Authorized Participant on a day that the AMEX is open for business, between the hours of 9:00 a.m. and 3:00 p.m., New York City time. Investors other than through Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. The Distributor will provide a list of current Authorized Participants upon request.

         The Authorized Participant must transmit the request for redemption, in the form required by the Fund, to the Distributor in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor's broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any given time there will be only a limited number of broker-dealers that have executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Shares to the Fund's Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

         A redemption request is considered to be in "proper form" if (i) an Authorized Participant has transferred or caused to be transferred to the Fund's Transfer Agent the Creation Unit of Shares being redeemed through the book-entry system of DTC so as to be effective by the AMEX closing time on a day on which the AMEX is open for business and (ii) a duly completed request form is received by the Distributor from the Authorized Participant on behalf of itself or another redeeming investor after 9:00 a.m. and not later than the AMEX closing time on such day. If the Transfer Agent does not receive the investor's Shares through DTC's facilities by the AMEX closing time on the same day that the redemption request is received, the redemption request shall be rejected and may be resubmitted the next day that the AMEX is open for business. Investors should be aware that the deadline for such transfers of shares through DTC's system may be significantly earlier than the close of business on the AMEX. Those making redemption requests should ascertain the deadline applicable to transfers of shares through DTC's system by contacting the operations department of the broker or depositary institution effecting the transfer of the Shares.

         Upon receiving a redemption request, the Distributor shall notify the Fund and the Fund's Transfer Agent of such redemption request. The tender of an investor's Shares for redemption and the distribution of the cash redemption payment in respect of Creation Units redeemed will be effected through DTC and the relevant Authorized Participant to the beneficial owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds Shares, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request. See "Book-Entry System Only."

         Redemptions of Shares for Deposit Securities will be subject to compliance with applicable United States federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Deposit Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.

         Although the Fund does not ordinarily permit cash redemptions of Creation Units, in the event that cash redemptions are permitted or required by the Fund, proceeds will be paid to the Authorized Participant redeeming shares on behalf of the redeeming investor as soon as practicable after the date of redemption (within seven calendar days thereafter, except for the instances listed in Appendix B hereto where more than seven calendar days would be needed).

         The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings);
(2) for any period during which trading on the New York Stock Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund's portfolio securities or determination of its net asset value is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

         Determining Net Asset Value. Net asset value per share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of the Fund is determined as of the close of the regular trading session on the New York Stock Exchange, Inc. ("NYSE") (ordinarily 4:00 p.m., New York City time) on each day that the NYSE is open.

         In computing the Fund's net asset value, the Fund's portfolio securities are valued based on their last quoted current price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in an over-the-counter market are valued at the latest quoted bid price in such market. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith by the Adviser in accordance with procedures adopted by the Board.

         Continuous Offering. The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Fund on an ongoing basis, at any point a "distribution," as such term is used in the Securities Act of 1933, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells some or all of the Shares comprising such Creation Units directly to its customers; or if it chooses to couple the creation of a supply of New Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether a person is an underwriter for the purposes of the Securities Act depends upon all the facts and circumstances pertaining to that person's activities. Thus, the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter. Broker- dealer firms should also note that dealers who are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of
Section 24(d) of the 1940 Act. The Fund will, however, apply to the Securities and Exchange Commission for an exemption from this prospectus delivery obligation in ordinary Share secondary market transactions under certain circumstances, on the condition that Shares purchasers are provided with a Fund product description. If the SEC granted the Fund this relief, broker-dealer firms should note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary market transaction), and thus dealing with Shares that are part of an "unsold allotment" within the meaning of section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by section 4(3) of the Securities Act. Firms that incur a prospectus-delivery obligation with respect to Shares are reminded that under Securities Act Rule 153 a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the exchange is satisfied by the fact that the Fund's prospectus is available at the exchange (i.e., the AMEX) upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange and not with respect to "upstairs" transactions.

                                     TAXES

         The Fund has the right to reject an order for a purchase of Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to section 351 of the Internal Revenue Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. See "Purchase and Issuance of Shares in Creation Units."

         The Fund intends to qualify for and to elect treatment as a separate RIC under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, a company must annually distribute at least 90 percent of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (1) at least 90 percent of the company's annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (2) at the close of each quarter of the company's taxable year, (a) at least 50 percent of the market value of the company's total assets must be represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the company's assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25 percent of the value of its total assets may be invested in the securities of any one issuer or of two or more issuers that are controlled by the company (within the meaning of Section

851(b)(3)(B) of the Internal Revenue Code) and that are engaged in the same or similar trades or businesses or related trades or businesses (other than U.S. government securities or the securities of other regulated investment companies).

         The Fund will be subject to a 4 percent excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98 percent of its ordinary income for the calendar year plus 98 percent of its capital gain net income for the twelve months ended October 31 of such year. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4 percent excise tax.

         The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of shares of the Fund should consult their own tax advisors as to the tax consequences of investing in such shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

                            PERFORMANCE INFORMATION

         Because the Fund is a new fund and has not completed one full year of investment performance, information related to the Fund's performance has not been included in this prospectus.

         Evaluation of performance of the Fund or other relevant statistical information made by independent sources may also be used in advertisements and sales literature concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund.

                        COUNSEL AND INDEPENDENT AUDITORS

         Counsel. Paul, Weiss, Rifkind, Wharton & Garrison, 1285 Avenue of the Americas, New York, New York 10019, is counsel to the Fund and have passed upon the validity of the Fund's shares.

         Independent Auditors. Deloitte & Tuch, 555 17th Street, Suite 3600, Denver, Colorado 80202 serve as the independent auditors of the Fund.

                              FINANCIAL STATEMENTS

         Because the Fund is a new fund and has not completed one full year of investment performance, no information related to the Fund's performance has been included in this Statement of Additional Information.

PART C.  OTHER INFORMATION

Item 23. Exhibits:

         (a)      Declaration of Trust. (1)

         (b)      By-Laws of Registrant.(1)

         (c)      None.

         (d)(1) Form of Master Investment Advisory Agreement between Registrant on behalf of the Semi 50 Fund and the Adviser. (1)


         (d)(2) Form of Sub-Advisory Agreement between the Adviser and The Bank of New York.(3)


         (e)(1) Form of Distribution Agreement between Registrant and Distributor. (1)


         (e)(2)   Form of Participation Agreement.(3)


         (f)      None.

         (g)      Form of Custodian Contract between Registrant and
                  Custodian.(1)

         (h)(1) Form of Transfer Agency and Service Agreement between Registrant and Transfer Agent. (1)


         (h)(2)   Administration Agreement between Registrant and
                  Administrator.(1)

         (i) Consent of Paul, Weiss, Rifkind, Wharton & Garrison, counsel to Registrant.(2)

         (j)      Consent of independent public accountant.


         (k)      None.

         (l)      None.

         (m)(1) Form of Rule 12b-1 Distribution Plan and Agreement between Registrant and Distributor.(1)

         (n)      None.


         (p)(1)   Code of Ethics of the Trust (3)

         (p)(2)   Code of Ethics of the Adviser(3)

         (p)(3)   Code of Ethics of the Distributor(3)

         (q)      Powers of Attorney.(3)



----------


(1)      Filed on October 18, 2002 and incorporated herein by reference.

(2)      Filed on February 10, 2003 and incorporated herein by reference.

(3)      Filed herewith.

Item 24. Persons Controlled by or Under Common Control with Registrant

None

Item 25. Indemnification

Reference is made to Article IX of Registrants By-Laws and paragraphs 6(a) and
(b) of the Distribution Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant will purchase an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers under certain circumstances.

Section 6 of the Investment Advisory Agreement between Registrant and Adviser, Section6 of the Sub-Advisory Agreement and Section 6(a) of the Distribution Contract between Registrant and Distributor limit the liability of Manager, the Sub-Adviser and the Distributor to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

The Registrant hereby undertakes that it will apply the indemnification provisions of its Trust Instrument, By-Laws Management Agreement and Distribution Contract in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretations of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Item 26. Business and Other Connections of the Investment Adviser

The executive officers of Voskian Capital Management & Co. and such executive officers' positions during the past two fiscal years are as follows:

            Name                          Position and Offices
----------------------------    ----------------------------------------
Michael J. Voskian              President

Item 27. Principal Underwriter


(a)The sole principal underwriter for the Trust is ALPS Distributors, Inc. which acts as distributor for the Registrant and the following other funds: Westcore Trust, Financial Investors Trust, First Funds Trust, Stonebridge Funds Trust, SPDR Trust, MidCap SPDR Trust, DIAMONDS Trust,Nasdaq 100 Trust, Firsthand Funds, Holland Balanced Fund, Ameristock Mutual Fund, Inc., Davis Park Series Trust, Financial Investors Variable Insurance Trust, and State Street Institutional Investment Trust.

(b)To the best of Registrant's knowledge, the directors and executive officers of ALPS Distributors, Inc., the distributor for Registrant,are as follows:

------------------------------------- ----------------------------------- -----------------------------------
         Name and Principal               Positions and Offices with          Positions and Offices with
         Business Address*                        Registrant                         Underwriter
------------------------------------- ----------------------------------- -----------------------------------
W. Robert Alexander                   None                                Chairman, Chief Executive Officer
------------------------------------- ----------------------------------- -----------------------------------
Thomas A. Carter                      None                                Chief Financial Officer and
                                                                          Director
------------------------------------- ----------------------------------- -----------------------------------
Edmund J. Burke                       None                                President and Director
------------------------------------- ----------------------------------- -----------------------------------
Jeremy O. May                         None                                Senior Vice President and Director
------------------------------------- ----------------------------------- -----------------------------------
Robert Szydlowski                     None                                Vice President
------------------------------------- ----------------------------------- -----------------------------------
Rick A. Pederson                      None                                Director
------------------------------------- ----------------------------------- -----------------------------------
Chris Woessner                        None                                Director
------------------------------------- ----------------------------------- -----------------------------------

*          All addresses are 1625 Broadway, Suite 2200, Denver, Colorado 80202.



Item 28. Location of Accounts and Records


All accounts books and other documents required to be maintained by Registrant by Section 31(a) of the 1940 Act and the Rules thereunder will be maintained at the offices of:the Administrator, 1625 Broadway, Suite 2200, Denver, Colorado 80202.


Item 29. Management Services

Not Applicable.


Item 30. The Trust hereby undertakes that it will file an amendment to the registration statement with certified financial statements showing the initial capital received before accepting subscriptions from any persons in excess of 25 if the Trust proposes to raise its initial capital pursuant to Section 14(a)(3) of the 1940 Act (15 U.S.C. 80a-14(a)(3)).

                                   SIGNATURES



         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Pre Effective Amendment No. 4 to Registrant's Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on March 21, 2003.


THE SECTOR FUNDS TRUST


/s/ Michael J. Voskian
-----------------------------
Name:  Michael J. Voskian(1)
Title: President

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacity and on the dates indicated.



Signature                        Title                            Date

Michael J. Voskian (1)           President and Trustee            March 21, 2003

Robert L. Butler(1)              Trustee                          March 21, 2003

Jeffrey J. Haas(1)               Trustee                          March 21, 2003

Nicholas J. Aynilian(1)          Trustee                          March 21, 2003

/s/ Thomas M. Majewski           Attorney-in-Fact                 March 21, 2003
----------------------
Thomas M. Majewski


(1)        By Thomas M. Majewski pursuant to Power of Attorney dated May 1,
           2002.

                                  EXHIBIT LIST


         (d)(2)   Form of Sub-Advisory Agreement

         (e)(2)   Form of Participation Agreement

         (p)(1)   Code of Ethics of the Trust

         (p)(2)   Code of Ethics of the Adviser

         (p)(3)   Code of Ethics of the Distributor

         Other    Power of Attorney